Exhibit 10.45
DOV PHARMACEUTICAL, INC.
AUDIT COMMITTEE CHARTER

I. General Statement of Purpose

The audit committee is created and its members appointed by the board of directors to assist in the oversight of the integrity of the company’s systems of internal control, financial statements and the qualifications, independence and performance of the company’s independent auditors. To this end, the audit committee’s primary function is to The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities by reviewing the qualifications and performance of the company’s independent accountants and the financial reports and other financial information provided by the company to governmental bodies or the public, and to review and monitor the company’s system of internal controls and review the company’s auditing, accounting and financial reporting processes.   In carrying out its primary function the audit committee shall also provide an open avenue of communication among the independent auditors, financial and senior management and the board of directors. The audit committee shall fulfill these responsibilities by carrying out the activities enumerated in section V of this charter.

II. Composition

The audit committee shall consist of at least three members of the board, each of whom must be independent according to both NASD rules for listed companies and the Sarbanes-Oxley Act of 2002, or SOX, and moreover not own or control 20% or more of the company's voting securities, or such lesser amount as may be established by the SEC.

As an exception to the above independence criteria, a director who is not an employee or family member and meets all the above qualifications except those of the NASD can be an audit committee member. For this to occur, the board, under exceptional and limited circumstances, must determine that the director's membership is required in the best interests of the company and its stockholders. The company must then disclose, in the next following annual proxy statement, its reasons for that determination. A member appointed and whose appointment continues under this exception may not serve on the audit committee for more than two years and may not chair the committee.

Each member of the audit committee must be able to understand financial statements and at least one member must be financially sophisticated as contemplated by NASD rules. Moreover, it is contemplated but not required that at least one member of the audit committee must be an “audit committee "financial expert”" under SEC rules. Those rules require among other things that, in addition to understanding financial statements, the financial expert have an understanding of generally accepted accounting principles and their application as well as experience with internal controls for financial reporting.

Members of the audit committee shall be appointed annually by the board and may be replaced or removed by the board with or without cause. Resignation or removal of a director, for whatever reason, shall if a member mean automatic resignation or removal from the audit committee. Any vacancy on the audit committee may be filled only by the board. The board shall designate one member of the audit committee to be the chair.

III. Compensation

A member may not, other than in his or her capacity as a member of the audit committee, the board or any other board committee, receive any compensation from the company. A member may receive additional director fees to compensate for the significant time and effort required to serve on the audit committee.

IV. Meetings

The audit committee shall meet not less frequently than quarterly to review each quarterly earnings release and quarterly report, and at least on one further occasions as required to review internal controls, audit progress and the annual report. Apart from these required meetings, the committee may have additional meetings as often as it determines. A majority of the members of the audit committee shall constitute a quorum for purposes of holding a meeting and the committee may act by a vote of a majority of the members present at the meeting. In lieu of a meeting, where warranted in special circumstances the audit committee may act by unanimous written consent.

V. Responsibilities and Authority

Matters Relating to Selection, Performance and Independence of Auditors

•	Sole authority to appoint (subject to stockholder ratification), terminate and determine funding compensation for auditors

•	Instruct auditors to report directly to audit committee

•	Exercise oversight of auditors' work including resolution of disagreements between management and auditors

•	Pre-approval of all audit, audit-related, tax and other services not prohibited by SOX, SEC or Public Company Accounting Oversight Board

•	Pre-approval of audit-related and non-audit services may be delegated to one or more members of audit committee, who shall promptly report such approved services at a full committee meeting

•	Review and approve scope and staffing of auditors' overall audit plan

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Require auditors to provide audit committee with written disclosures and letter required by Independence Standards Board Standard No. 1, and to submit to audit committee on a periodic basis a formal written statement delineating all relationships between auditors and company

•	Discuss with auditors any disclosed relationships or services that may impact objectivity and independence, and take appropriate action to satisfy audit committee of auditors' independence

•	Discuss with company and auditors whether services of auditors required to be reported in annual report or proxy statement are compatible with maintaining auditors' independence

Audited Financial Statements

•	Review overall audit plan with auditors and management responsible for preparing company's financial statements

•	Review and discuss with management and auditors as appropriate:

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Company's annual audited financial statements including all critical accounting policies and practices used or to be used by company and any significant financial reporting issues that have arisen in connection with preparation of audited financial statements, prior to filing company's annual report

•
Any analysis prepared by management or auditors setting forth significant financial reporting issues and judgments made in connection with preparation of financial statements including analyses of effect of alternative GAAP methods on financial statements

•
Ramifications of use of such alternative disclosures and treatments on financial statements and treatment preferred by auditors, and consider other material written communications between auditors and management including any management letter or schedule of unadjusted differences

•	Major issues relating to adequacy of company's internal controls and procedures for financial reporting and risk management policies

•	Major changes in and other issues regarding accounting and auditing principles and procedures including any significant changes in company's selection or application of accounting principles and

•	Effect on financial statements of regulatory and accounting initiatives as well as off-balance sheet transactions and structures

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Review and discuss outside presence of management any audit problems or difficulties and management's response thereto including any difficulties encountered by auditors in the course of their work, including any restrictions on scope of their activities or access to information, responsibilities, budget and staffing of company's internal audit function if any or financial reporting function and any significant accounting issues raised with management

•	Review and discuss matters brought to attention of audit committee by auditors pursuant to Statement on Auditing Standards No. 61 and No. 90 (SAS 61 and SAS 90) including any

•	Restriction on scope of auditors' activities or access to requested information

•	Accounting adjustments proposed by auditors but not made by management

•	Communication between auditors and its national office regarding significant auditing or accounting issues presented by management

•	Management or internal control letter issued, or proposed to be issued, by auditors and

•	Significant disagreement between company and auditors

•	Review and discuss with auditors their report pursuant to Securities Exchange Act on their non-audit services if any

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If brought to audit committee's attention, discuss with CEO, CFO and general counsel (a) significant deficiencies and material weaknesses brought to audit committee's attention in design or operation of internal controls and procedures for financial reporting that could adversely affect company's ability to record, process, summarize and report financial information or (b) reveal any fraud involving management or other employees who have a significant role in company's internal controls and procedures for financial reporting

•
Based on its review of its (a) reports from independent auditors on company’s system of internal controls and its review of auditing, accounting and financial reporting process and (b) discussions with management including review of matters required to be discussed by SAS 61 and SAS 90, recommend to board whether company's audited financial statements should be included in 10-K

•	Prepare audit committee report required by Item 306 of Regulation S-K to be included in company's annual proxy statement

Unaudited Quarterly Financial Statements

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Discuss with management and review any financial information including press releases and Form 10-Q submitted to a governmental body or the public including any certification, report, opinion or review by the independent auditors.

Procedures for Addressing Complaints and Concerns

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Establish and require company to publish or file procedures for receipt, retention and treatment of complaints received by company regarding accounting, internal accounting controls or auditing matters and confidential, anonymous submission to audit committee by employees of concerns regarding questionable accounting or auditing matters or disclosure controls

Regular Reports to Board

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Regularly report to board on and review with board any issues that arise with respect to quality or integrity of company's financial statements, compliance with legal or regulatory requirements, performance and independence of auditors, performance of internal audit function if any and any other matters that audit committee considers appropriate or is requested by board to review

Review of Charter

•	Review at least annually and more often as appropriate adequacy of charter and recommend amendments if any to board

Engagement of Advisors

•	Engage and determine compensation for independent counsel to audit committee and such other advisors necessary or appropriate to carry out its responsibilities and powers

Legal and Regulatory Compliance

•	Discuss with management legal and regulatory requirements applicable to company and its subsidiaries and company's compliance, and make recommendations to board regarding compliance

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Discuss with CEO, CFO and general counsel legal matters (including pending or threatened litigation) that may have a material effect on company's financial statements or its legal and regulatory compliance policies and procedures

General

•	Form and delegate authority to subcommittees consisting of one or more of its members to carry out its responsibilities and exercise its powers

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Require that any officer or employee of company, company's outside legal counsel, auditors or any other professional retained by company attend a meeting of audit committee or meet with any member of or advisor to committee

* * *

Notwithstanding the responsibilities and powers of the audit committee set forth in this charter, it is not intended to carry responsibility for planning or conducting audits of the company's financial statements or determining whether the company's financial statements are complete, accurate and prepared in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of their audit responsibilities, the auditors. In addition, it is not the duty of the audit committee to conduct investigations or to assure compliance with laws and regulations. The audit committee shall be entitled to rely upon advice and information it receives if it believes to be reliable or has reason to draft in its discussions and communications with management, auditors and such experts, advisors and professionals it may consult.

(Adopted by the board of directors on March 14, 2005, further amending charter adopted March 21, 2003  and amended March 11, 2004)